CORRUVEN, INC.

SUBSCRIPTION AGREEMENT FOR CANADIAN INVESTORS

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated December 6, 2013, is executed by and between Corruven, Inc., a Nevada corporation (the “Company”), and the undersigned investor tendering to the Company a duly-executed signature page and Schedule A – Canadian Certificate of Accredited Investor to this Agreement (each a “Purchaser’), with reference to the following facts:

A.           The Company is conducting an offering (“Offering”) of Units (the “Units”) consisting of: (i) 1,100,000 shares common stock, par value $0.001 (the “Common Stock”) at a purchase price of $0.60 per share; and (ii) warrants to purchase 1,100,000 shares of Common Stock at $0.75 per share (the “Warrants”). In connection with such offering, the Company will accept maximum investment proceeds of $660,000.00. (All monetary amounts described herein refer to United States Dollars).

B.           Each Purchaser has agreed to purchase the number of Units, indicated on the signature page tendered by the Purchaser to the Company, at a per Unit purchase price of US$660,000.00 (with the Purchaser’s aggregate purchase price being herein referred to as the “Purchase Price”).

C.           The Company and each Purchaser are entering into this Agreement to reflect the terms and conditions with respect to the Purchaser’s investment in the Company represented by the Units.

D.           Each Purchaser has received a copy of the Company’s Term Sheet (“Term Sheet”) attached hereto as Schedule B.

E.             Each Purchaser has received a copy of the Company’s Investor Suitability Questionnaire attached hereto as Schedule C.

F.           As to each Purchaser, this Agreement shall become effective and binding upon the Company only when (i) this Agreement is accepted by the Company (as indicated by the Company’s execution of this Agreement and countersignature of the Purchaser’s signature page to this Agreement, with such action being herein referred to as the “Acceptance”) and (ii) delivery is made by Purchaser to the Company of the Payment (defined below).

NOW, THEREFORE, in respect of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          SUBSCRIPTION

a.           The Purchaser hereby agrees to subscribe for and to purchase the number of Units set forth on such Purchaser’s signature page hereto (the “Subscription”) in exchange for the Purchase Price (which shall be paid in United States Dollars).

b.           With respect to each Purchaser, following (i) the Company’s Acceptance and (ii) the Company’s receipt of immediately available funds representing the Purchaser’s Purchase Price (the “Payment”), the Company shall issue to such Purchaser appropriate certificates representing the securities underlying each Unit (collectively the “Securities”) purchased hereby.

2.          REPRESENTATIONS AND WARRANTIES OF PURCHASER

a.           By executing this Agreement, the Purchaser (on its own behalf and, if applicable, on behalf of each person on whose behalf the Purchaser is contracting) represents, confirms, acknowledges and warrants to and covenants with the Company that:

(i)	if the Purchaser is an individual, the Purchaser is of the full age of majority in the jurisdiction in which this Agreement is executed and is legally competent to execute and deliver this Agreement, to perform all of its obligations hereunder, and to undertake all actions required of the Purchaser hereunder;

(ii)	if the Purchaser is not an individual, the Purchaser has the requisite power, authority, legal capacity and competency to execute and deliver this Agreement, to perform all of its obligations hereunder, and to undertake all actions required of the Purchaser hereunder, and all necessary approvals of its directors, partners, shareholders, trustees or otherwise with respect to such matters have been given or obtained;

(iii)	if the Purchaser is a legal entity, the Purchaser is duly incorporated and validly existing under the laws of its jurisdiction of incorporation, and all of the underlying investors in such legal entity are “Accredited Investors”;

(iv)	this Agreement has been duly and validly authorized, executed and delivered by, and constitutes a legal, valid, binding and enforceable obligation of, the Purchaser;

(v)	if the Purchaser is acting as agent for a principal (beneficial owner), the Purchaser is duly authorized to execute and deliver this Agreement (including the consents and acknowledgements set out herein) and all other necessary documents in connection with such subscription on behalf of such principal, and this Agreement has been duly authorized, executed and delivered by or on behalf of, and constitutes a legal, valid, binding and enforceable obligation of, such principal;

(vi)	the execution, delivery and performance by the Purchaser of this Agreement and the completion of the transactions contemplated hereby do not and will not result in a violation of any law, regulation, order or ruling applicable to the Purchaser, and do not and will not constitute a breach of or default under any of the Purchaser’s constating documents (if the Purchaser is not an individual) or any agreement to which the Purchaser is a party or by which it is bound;

(vii)	the Purchaser understands that no securities commission, stock exchange, governmental agency, regulatory body or similar authority has made any finding or determination or expressed any opinion with respect to the merits of investing in the Units;

(viii)	no prospectus has been filed by the Company with any securities commission or similar regulatory authority in any jurisdiction in connection with the issuance of the Units and that it is a condition of the Offering that the issuance of the Units be exempted from the prospectus requirements under the provisions of applicable securities laws of the Purchaser’s jurisdiction of residence and as a result:

(A)	the Purchaser is restricted from using most of the civil remedies available under applicable securities laws;

(B)	the Purchaser may not receive information that would otherwise be required to be provided to it under applicable securities laws; and

(C)	the Company is relieved from certain obligations that would otherwise apply under applicable securities laws;

(ix)	neither the Company nor any of its representative directors, employees, officers or affiliates, have made any representations (written or oral) to the Purchaser:

(A)	regarding the future value of the Units;

(B)	that any person will resell or repurchase the Units; or

(C)	that any person will refund the purchase price of the Units;

(x)	the Purchaser has been advised to consult and has consulted with its own legal and financial advisors with respect to the suitability of the Units as an investment for the Purchaser, the tax consequences of purchasing and dealing with the Units, and the resale restrictions and “hold periods” to which the Units are or may be subject under applicable securities laws or stock exchange rules, and has not relied upon any statements made by or purporting to have been made on behalf of the Company with respect to such suitability, tax consequences and resale restrictions;

(xi)	the Purchaser is resident in, and subject to the securities laws of, the jurisdiction indicated on the signature page of this Agreement as the “Purchaser’s Residential Address”, and is not resident in, or otherwise subject to the securities laws of, any other jurisdiction, and that all notices and communications to the Purchaser pursuant hereto may be given to that address;

(xii)	the Purchaser and/or the Company may be required to provide applicable securities regulatory authorities or stock exchanges with information concerning the identities of the beneficial purchasers of the Units and that the Purchaser agrees that, notwithstanding that the Purchaser may be purchasing the Units as agent for an undisclosed principal, the Purchaser will provide to the Company, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing;

(xiii)	unless the Purchaser is purchasing pursuant to clause (xiv) below, the Purchaser is purchasing the Units as principal for its own account and the Purchaser is resident in Canada, and is an “Accredited Investor” and has executed and delivered to the Company a “Canadian Certificate of Accredited Investor” in the form attached hereto as Schedule “A” (with the schedule initialed as indicated) indicating that the Purchaser fits within one of the categories of “Accredited Investor” set forth therein;

(xiv)	if the Purchaser is not purchasing the Units as principal for its own account, then:

(A)	the Purchaser is duly authorized to execute and deliver this Agreement and all other necessary documentation in connection with the purchase of Units on behalf of each beneficial purchaser for whom the Purchaser acts;

(B)	the Purchaser acknowledges that the Company may be required by law to disclose, on a confidential basis, to certain regulatory authorities, the identity of each purchaser of Units for whom the Purchaser may be acting; and

(C)	the Purchaser and each beneficial purchaser for whom the Purchaser acts are resident in the jurisdiction indicated on the signature page of this Agreement as the “Purchaser’s Residential Address” and the Purchaser is acting as agent for one or more principals who are disclosed on the signature page of this Agreement, each of which principals is purchasing as a principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Units and each of which principals fully complies with the criteria set forth paragraph (xiii) above as is applicable to such principal by virtue of its residence;

(xv)	if the Purchaser, or any disclosed principal for whom the Purchaser is contracting, is not an individual, all of the underlying investors in such legal entity are “Accredited Investors”;

(xvi)	other than the this Agreement, the Term Sheet, the Form S-1 Registration Statement filed with the United States Securities and Exchange Commission (which the Purchaser acknowledges and confirms was not the form of initial contact with the Company) and other due diligence documentation provided by the Company to the Purchaser (collectively the “Investment Information”), the Purchaser has not requested and has not received or been provided with, nor has it requested, nor does it have any need to receive, any additional document describing the business and affairs of the Company in order to assist them in making an investment decision in respect of the Units;

(xvii)	the Purchaser has not relied upon any advertisement in printed media of general and regular paid circulation or on radio, television or other form of telecommunication or any other form of advertisement (including electronic display or the Internet) or sales literature (including any U.S. registration statements) with respect to the distribution of the Units;

(xviii)	the Purchaser is relying solely upon the Investment Information and not upon any oral representation as to fact or otherwise made by or on behalf of the Company;

(xix)	the Purchaser is not a “U.S. Person” and is not acquiring the Units for the account or benefit of a U.S. Person or a person in the United States;

(xx)	the Units have not been offered to the Purchaser in the United States, and the individuals making the order to purchase the Units and executing and delivering this Agreement on behalf of the Purchaser were not in the United States when the order was placed and this Agreement was executed and delivered;

(xxi)	the Purchaser will not offer or sell any of the Units in the United States unless such securities are registered under the United States Securities Act of 1933, as amended (the “Act”) and the securities laws of all applicable states of the United States, or an exemption from such registration requirements is available;

(xxii)	if required by applicable securities legislation or regulatory policy or by any securities commission, stock exchange or other regulatory authority, the Purchaser will execute, deliver, file and otherwise assist the Company in filing such reports, undertakings, further assurances and other documents with respect to the issue of the Units as may be required;

(xxiii)	the Purchaser has had an opportunity to read the Term Sheet, ask questions and receive answers from the Company and its officers and directors regarding matters relevant to the Company and an investment therein (e.g., as represented by the Subscription) including, without limitation, (i) the terms and conditions of the Subscription, (ii) the Company’s intended use of the proceeds of the Offering, (iii) the Company’s capitalization and charter documents, (iv) the status and nature of the Company’s assets, (v) the status and nature of the Company’s liabilities (including amounts and other obligations owed to third parties), (vi) the Company’s current third party arrangements, (vii) the early-stage nature of the Company’s intended business, (viii) the business prospects and financial affairs of the Company, (ix) the competitive environment which the Company and its proposed products and services face, (x) the status of arrangements between the Company and third parties regarding intellectual property rights which may be useful in connection with the Company’s business, and, (xi) the Company’s imminent need for substantial amounts of additional financing;

(xxiv)	the Purchaser has had the opportunity to obtain any and all information which the Purchaser deemed necessary to evaluate the Company and the investment represented by the Subscription as well as to verify the accuracy of information otherwise provided to the Purchaser;

(xxv)	the Purchaser is experienced in making investments in the unregistered and restricted securities of development stage companies and understands that such investments (including the Subscription) involve a high degree of speculation and risk;

(xxvi)	the Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the investment in the Company represented by the Subscription and, by reason of the Purchaser’s financial and business experience, the Purchaser has the capacity to protect the Purchaser’s interest in connection with the Subscription;

(xxvii)	the Purchaser is financially able to bear the economic risk of the investment represented by the Subscription, including a total loss of such investment; and

(xxviii)	the Purchaser has either (i) a preexisting personal or business relationship with the Company or one or more of its officers, directors or control persons or (ii) by reason of the Purchaser’s business or financial experience, the Purchaser is capable of evaluating the risks and merits of the investment represented by the Subscription and of protecting the Purchaser’s own interests in connection with such investment.

b.           The Units are being acquired by the Purchaser (i) solely for investment purposes, (ii) for the Purchaser’s own account only and (iii) not for sale, transfer or with a view to any distribution of all or any part of such Units. No other person will have any direct or indirect beneficial interest in the Units.

c.           The Purchaser understands that no public market now exists for any securities of the Company and that the Company has made no assurances or representations whatsoever that a public market will ever exist for any of the Company’s securities.

d.           The Purchaser has not engaged any brokers, finders or agents and has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finder’s fees or agents’ commissions, or any similar charges in connection with this Agreement and the transactions contemplated hereby.

3.          REPRESENTATIONS AND WARRANTIES OF COMPANY

a.           The Company represents and warrants to the Purchaser, and acknowledges that it is relying upon such representations and warranties in entering into this Subscription Agreement or purchasing the Units, as the case may be, that:

(i)          Incorporation and Organization: The Company is a valid and subsisting corporation under the laws of Nevada and has all requisite corporate power and authority to carry on its business as now conducted or proposed to be conducted and to own or lease and operate the properties and assets thereof and the Company has all requisite corporate power and authority to enter into, execute and deliver this Subscription Agreement and to carry out the obligations thereof hereunder;

(ii)         Extra-provincial Registration: The Company is licensed, registered or qualified as an extra-provincial or foreign corporation in all jurisdictions where the character of the property or assets thereof owned or leased or the nature of the activities conducted by it make licensing, registration or qualification necessary and is carrying on the business thereof in compliance with all applicable laws, rules and regulations of each such jurisdiction;

(iii)        Authorized Capital: Immediately prior to the closing of the Offering, the Company’s  capital stock shall consist of an aggregate of 95,000,000 shares of Common Stock, of which 20,826,111 shares will be issued and outstanding and 5,000,000 shares of preferred stock, of which 100,000 shares will be issued and outstanding as “Series A Preferred Stock”, all issued and outstanding as fully paid and non-assessable shares in the capital stock of the Company, and, for greater certainty, excluding any shares of common stock to be issued to the Purchaser as Units;

(iv)         No Pre-emptive Rights: At the closing time of the Offering, the issue of the Units will not be subject to any effective pre-emptive right or other contractual right to purchase securities granted by the Company or to which the Company is subject;

(v)          Issue of Units.  All necessary Company corporate action has been or will be taken to authorize the issue and sale of, and the delivery of certificates representing the Units and, upon payment of the Purchase Price, and the issue thereof, the Units will be validly issued as fully paid and non-assessable;

(vi)         Consents, Approvals and Conflicts. Except as shall have been obtained by the closing time of the Offering, none of the offering and sale of the Units, the execution and delivery of this Subscription Agreement or of the certificates representing the Units, compliance by the Company with the provisions of this Subscription Agreement or the consummation of the transactions contemplated herein for the consideration and upon the terms and conditions as set forth herein do or will: (i) require the consent, approval, or authorization, order or agreement of, or registration or qualification with, any governmental agency, body or authority, court, stock exchange, securities regulatory authority or other person; (ii) conflict with or result in any breach or violation of any of the provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company is a party or by which it or any of the properties or assets thereof is bound; or (iii) conflict with or result in any breach or violation of any provisions or, or constitute a default under the constating documents of the Company or any resolution passed by the directors (or any committee thereof) or shareholders of the Company, or any statute or any judgment, decree, order, rule, policy or regulation of any court, governmental authority, any arbitrator, or securities regulatory authority applicable to the Company or any of the properties or assets thereof which could have a material adverse effect on the condition (financial or otherwise), business, properties or results of operations of the Company;

(vii)        Authority and Authorization. The Company has full corporate power and authority to enter into this Subscription Agreement and to do all acts and things and execute and deliver all documents as are required hereunder to be done, observed, performed or executed and delivered by it in accordance with the terms hereof and the Company has taken all necessary corporate action to authorize the creation, execution, delivery and performance of this Subscription Agreement, the certificates representing the Units, and to observe and perform the provisions of this Subscription Agreement, in accordance with the provisions hereof;

(viii)      Validity and Enforceability. This Subscription Agreement has been authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms;

(ix)         No Cease Trade Order: No order preventing, ceasing or suspending trading in any securities of the Company or prohibiting the issue and sale of securities by the Company has been issued and no proceedings for either of such purposes have been instituted or, to the best of the knowledge of the Company, are pending, contemplated or threatened;

(x)          Statutory Liens.  The Company has paid in full all amounts, if any, owing to employees and otherwise and there are no claims or, to the best of the Company’s knowledge, any potential claims against it by former employees for wrongful dismissal.  The Company has, with respect to its employees, deducted and paid to the appropriate government authorities all payroll source deductions as required, including workers' compensation, unemployment insurance and income tax.  The Company has collected and remitted all amounts required by all government authorities as goods and services, tax, customs duties and excise taxes, provincial sales tax or harmonized sales tax, education and health tax and other taxes of similar nature;

(xi)         Income Tax Matters.  The Company has prepared and filed all tax returns for all tax periods ended prior to the date of this Subscription Agreement and has paid all income taxes relating thereto which are due and payable;

(xii)        Indebtedness.  Other than those disclosed to the Purchaser in the Investment Information, the Company does not have any other bonds, debentures, mortgages, promissory notes or other indebtedness outstanding and is not under any other obligation to create or issue any bonds, debentures, mortgages, promissory notes or other indebtedness;

(xiii)      Intellectual Property.  The Company is the beneficial owner of (or maintains license rights to pursuant to the Intellectual Property License Agreement with Corruven Canada, Inc. (the “IP License Agreement”) acknowledged as delivered to the Investor as part of the Investment Information) all trade-marks, trade names, business names, patents, inventions, know-how, copyrights, service marks, brand names, domain names, industrial designs and all other industrial or intellectual property owned, used or licensed by the Company in carrying on its business (collectively, the “Intellectual Property”), free and clear of all encumbrances, other than those governed by the IP License Agreement. The Company is not aware of a claim of any infringement or breach of any intellectual property rights of any other person by the Company, nor has the Company received any notice that the conduct of its business, including the use of the Intellectual Property, infringes upon or breaches any intellectual property rights of any other person, and the Company has no knowledge of any infringement or violation of any of the rights of the Company in the Intellectual Property.  To the best knowledge of the Company, the conduct of its business does not infringe upon the patents, trade-marks, licenses, trade names, business names, copyright or other intellectual property rights, domestic or foreign, of any other person.  The Company has no knowledge of any state of facts which casts doubt on the validity or enforceability of any of the Intellectual Property owned or licensed by the Company;

(xvi)        Good Standing of Agreements.  The Company is not in default or breach of any of its obligations under any one or more contracts to which it is a party or by which it or its assets are bound and there exists no state of facts which, after notice or lapse of time or both, would constitute such a default or breach.  All such contracts are now in good standing and in full force and effect, the Company is entitled to all benefits thereunder and, to the best of the knowledge of the Company, the other parties to such contracts are not in default or breach of any of their obligations thereunder; and

(xx)         Full Disclosure.  The Company has disclosed all material information relating to its business to the Subscriber and such disclosure was true and accurate in all material respects.  There has been no event, transaction or information that has come to the attention of the Company that has not been disclosed to the Purchaser in writing that could reasonably be expected to have a material adverse effect on the assets, business or condition (financial or otherwise) of the Company. Neither this Subscription Agreement nor any document to be delivered pursuant to this Agreement by the Company nor any certificate or other closing document delivered by the Company in connection with the Purchaser's subscription for Units contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

b.           The Company confirms and agrees that the above representations, warranties and covenants are and will be true and correct: (i) as of the execution of this Subscription Agreement; (ii) as of the closing time of the Offering and issuance of the Units; and (iii) the Purchaser may rely upon such representations, warranties and covenants for a period of two (2) years following the closing time of the Offering and issuance of the Units.

4.          COVENANTS OF THE COMPANY

a.           The Company hereby covenants to the Purchaser that:

(i)          Securities Filings. Forthwith after the closing time of the Offering, the Company shall file such forms and documents as may be required under the applicable securities legislation in conjunction with the exemption of the Offering and issue of the Units from prospectus and, if applicable, registration requirements, which, without limiting the generality of the foregoing, shall include a Canada Form 45-106F1 as prescribed by Canada National Instrument 45-106 – Prospectus and Registration Exemptions;

(ii)         Compliance with Covenants. The Company shall perform and carry out all of the acts and things to be completed by it as provided in this Subscription Agreement;

(iii)        Fulfillment of Closing Conditions. The Company shall use its reasonable commercial efforts to fulfill, at or prior to the closing time of the Offering, each of the conditions set out in this Subscription Agreement to be satisfied by such date; and

(iv)         Officer’s Certificate. Upon the closing time of the Offering, an executive officer of the Company shall have delivered to the Purchaser a certificate, duly executed by such officer and certifying that to the best of such officer’s knowledge and belief, the representations and warranties of the Company set forth in this Agreement are true and correct.

5.          UNDERSTANDINGS AND ACKNOWLEDGEMENTS

a.           The Purchaser acknowledges that the Securities have not been: (i) registered under the Act, or qualified under the California Corporate Securities Law of 1968, as amended, or any other applicable blue sky laws in the United States in reliance, in part, on the representations and warranties herein; or (ii) qualified by a prospectus in any jurisdiction in Canada.

b.           The Purchaser understands that (i) the Securities are “restricted securities” under United States federal securities laws (e.g., the Act) insofar as the Securities will be acquired from the Company in a transaction not involving a public offering, (ii) under such laws and applicable regulations, the Securities may be resold without registration under the Act only in certain limited circumstances and (iii) in the absence of registration under the Act (which is not presently contemplated and with respect to which the Company has no obligation) the Securities must be held indefinitely. Each Purchaser understands the resale limitations imposed by the Act and is familiar with Rule 144 under the Act, as presently in effect, and the conditions which must be met in order for Rule 144 to be available with respect to the resale of “restricted securities”. Each Purchaser understands that the Company does not presently meet conditions for the availability of Rule 144 under certain circumstances (e.g., the provision of current “public company” information). The Purchaser further understands that the Securities may not be transferred or resold in Canada unless a prospectus in respect of the Securities has been filed and receipted in their local jurisdiction except as permitted by National Instrument 45-102 Resale of Securities (adopted in Quebec as Regulation 45-102 respecting Resale of Securities).

c.           The Purchaser understands that any certificates evidencing the Securities will bear one or all of the following legends:

(i)	“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY’S COUNSEL.”

(ii)	“THESE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S.PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT, TRANSFER OF THESE SHARES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THIS CERTIFICATE MAY NOT BE TRANSFERRED UNTIL AFTER ONE YEAR FROM THE DATE OF THIS CERTIFICATE.”

(iii)	Any legend required by applicable state securities laws.

(iv)	Any legend required by any applicable shareholders’ agreement.

(v)	For certificates issued to Canadians: “Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 4 months and a day after the later of (i) _______________________________[ the distribution date], and (ii) the date the issuer became a reporting issuer in any province or territory.”

d.           The Purchaser further acknowledges that:

(i)	the Company is relying upon the Purchaser’s representations, warranties and covenants contained in this Agreement (including the schedules hereto) and the documents delivered pursuant to this Agreement;

(ii)	this subscription is subject to rejection or acceptance by the Company in whole or in part, and is effective only upon acceptance by the Company;

(iii)	the Purchaser is responsible for obtaining and has obtained such legal advice as it considers appropriate in connection with the execution, delivery and performance by it of this Agreement;

(iv)	if the Purchaser is not purchasing as principal, any reference to the term “Purchaser” in this Agreement shall be interpreted to mean the Purchaser on its own behalf and each beneficial purchaser for whom the Purchaser is acting; and

(v)	by its execution of the signature page of this Agreement, the Purchaser acknowledges and consents to (i) the fact the Company is collecting the Purchaser’s (and any beneficial purchaser’s) personal information for the purpose of completing the Purchaser’s subscription, (ii) the Company is retaining the personal information for as long as permitted or required by applicable law or business practices, and (iii) the fact that the Company may be required by applicable securities laws and stock exchange rules to provide regulatory authorities any personal information provided by the Purchaser respecting itself (and any beneficial purchaser).

6.          COVENANTS

a.           Without in any way limiting the representations set forth above, the Purchaser further agrees not to make any disposition of all or any portion of the Securities purchased hereunder unless and until:

(i)	there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement and any applicable requirements of state securities laws; or

(ii)	such Purchaser shall have (i) notified the Company of the proposed disposition, (ii) furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and, (iii) furnished the Company with a written opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of any securities under the Act or the consent of (or a permit from) any authority under any applicable state securities laws.

In addition, Canadian residents shall provide the Company with evidence that the proposed disposition shall comply with applicable Canadian provincial and federal securities laws, as applicable.

b.           In the case of any disposition of any Securities pursuant to Rule 144 under the Act, then in addition to the matters set forth in paragraph 6(a)(ii) above, the Purchaser at issue shall promptly forward to the Company a copy of any Form 144 filed with the Securities and Exchange Commission (the “SEC”) with respect to such disposition and a letter from the executing broker satisfactory to the Company evidencing compliance with Rule 144. If Rule 144 is amended or if the SEC’s interpretations thereof in effect at the time of any such disposition by the Purchaser have changed from the SEC’s present interpretations thereof, the Purchaser at issue shall provide the Company with such additional documents as the Company may reasonably require.

c.           The Purchaser agrees, and it is a condition of the Company’s obligations hereunder, that the representations, warranties and covenants of the Purchaser herein and in documents delivered pursuant hereto will be true and correct both as of the execution of this Agreement and as of the closing date of the Offering, and will survive the completion of the distribution of the Units and any subsequent disposition by the Purchaser of the Units.

7.          MISCELLANEOUS

a.           This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, Unites States of America (without regard to the conflicts of law principles thereof). All legal actions arising under this Agreement shall be instituted in state court in the North County of San Diego, State of California, and both Company and Purchaser consent to such jurisdiction and venue.

b.           This Agreement embodies the entire understanding between the parties and supersedes any prior understandings, agreements and arrangements between the parties respecting the subject matter hereof. There are no representations, warranties, agreements, arrangements or understandings, oral or written, between the parties hereto relating to the subject matter of this Agreement which are not fully expressed herein.

c.           This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution and delivery of signatures for this Agreement may occur via telecopy, and such telecopied signature pages shall have the force and effect of original signature pages.

d.           If any legal action or proceeding arising out of or relating to this Agreement is brought by either party, the prevailing party shall be entitled to receive from the other party, in addition to any other relief that may be granted, the reasonable attorneys’ fees, costs (including without limitation expert witnesses’ fees), and expenses incurred in the action or proceeding by the prevailing party.

***SIGNATURE PAGE FOLLOWS***

SIGNATURE Page and Details of Subscription

Purchaser Price: US $ 660,000.00
Full Legal Name of Purchaser (please print)

By:
Signature of Purchaser or its Authorized Representative	Number of Units subscribed for:

1,100,000
Official Title or Capacity (please print)

Name of Signatory (please print name of individual whose signature appears above if different than name of Purchaser)	If the Purchaser is signing as agent for a principal (beneficial owner) and is not deemed to be purchasing as principal under National Instrument 45-106 complete the following and ensure that Schedule A is completed on behalf of such principal:
Purchaser’s Residential Address (including postal code)
N/A
(Name of Principal)

N/A
Telephone Number (including area code)	(Principal’s residential address)

e-mail Address

Social Insurance No. or Business No.

Register the Units as follows:	Deliver the Units as follows:

Same as registered address, or
Name
Name

Account reference, if applicable
Account reference, if applicable

Address (including postal code)	Contact Name

Address (including postal code)

Telephone Number (including area code)

ACKNOWLEDGMENT AND ACCEPTANCE: The Company hereby accepts the above Subscription on the terms and conditions contained in this Agreement.

Dated: December 6, 2013.

Corruven, Inc., a Nevada corporation

By: Alain Belanger
Its: Chief Executive Officer